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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                         DATE OF REPORT: APRIL 30, 2003
                        (DATE OF EARLIEST EVENT REPORTED)

                                   SCOLR, INC.
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             (Exact name of registrant as specified in its charter)

               Delaware                000-24693                91-1689591
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  (State or other jurisdiction   (Commission File Number)    (I.R.S. Employer
      of incorporation)                                       Identification No.)

                              8340 154th Avenue NE
                            Redmond, Washington 98052
                           ---------------------------
              (Address of principal executive offices and zip code)

                                 (425) 883-9518
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
             ------------------------------------------------------
          (Former name or former address, if changed since last report)

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                                   SCOLR, INC.
                                    FORM 8-K

ITEM 5. OTHER EVENTS

On April 30, 2003, SCOLR, Inc. (the "Company") issued subordinated notes in the aggregate principal amount of $400,000 as part of a $550,000 subordinated note financing. The remaining $150,000 of the offering is anticipated to be released to the Company on May 6, 2003. The notes are being sold in a private placement to accredited investors, relying on the registration exemption provided by Rule 506 under the Securities Act of 1933.

The subordinated notes mature on the earliest of (i) July 9, 2003, (ii) the disposition of the Company, or, for consideration of at least $1,250,000, the disposition of any portion of the Company's business, and (iii) the completion of any debt or equity financing resulting in gross proceeds to the Company of at least $1,000,000. The notes are unsecured and do not accrue interest until maturity. After maturity, the notes accrue interest at the rate of 2% per month.

Purchasers of the notes also receive three-year warrants to purchase up to an aggregate of 235,722 shares of the Company's common stock exercisable at $1.11 per share -- equal to 110% of the closing price of the Company's common stock on the OTC Bulletin Board on April 30, 2003. The warrants include registration rights requiring the Company to register the underlying shares of common stock with the Securities and Exchange Commission on or before December 31, 2003.

The proceeds of the financing will be used for general corporate purposes. For placement services associated with the financing, the Company paid Taglich Brothers, Inc. a cash fee of $23,750 and warrants to purchase up to 20,357 shares of the Company's common stock at $1.11 per share. A copy of the Note Purchase Agreement dated April 30, 2003, together with the related form of Subordinated Note and form of Warrant, is attached as Exhibit 10.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (C) EXHIBITS

             The following exhibits are furnished herewith and this list constitutes the exhibit index:

                    Exhibit No.        Description
                    -----------        -----------
                    10                 Note Purchase Agreement for the purchase
                                       of $400,000 in subordinated notes, dated
                                       April 30, 2003, together with related
                                       form of Subordinated Note and form of
                                       Warrant

                    99                 SCOLR, Inc. Press Release, dated May 1,
                                       2003, announcing expected first quarter
                                       2003 earnings.

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ITEM 9. REGULATION FD DISCLOSURE

On May 1, 2003, SCOLR, Inc. issued a press release announcing expected first quarter 2003 earnings. A copy of the press release is attached as Exhibit 99.

This information set forth under "Item 9. Regulation FD Disclosure" is intended to be furnished under "Item 12. Results of Operations and Financial Condition" in accordance with SEC Release No. 33-8216.

The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference to such filing.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    SCOLR, INC.
                                                    (Registrant)

May 5, 2003                                     By: /s/  Steven H. Moger
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  (Date)                                            Steven H. Moger
                                                    Chief Financial Officer


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